                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

     PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.__________)

         Filed by the registrant [X]

         Filed by a party other than the registrant [ ]

         Check the appropriate box:

         [ ]    Preliminary proxy statement.

         [X]     Definitive proxy statement.

         [ ]    Definitive additional materials.

         [ ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

         [ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

                 INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.
                (Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):

         [X]    No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

                (1) Title of each class of securities to which transaction applies: __________________________________________________


                (2) Aggregate number of securities to which transaction applies: __________________________________________________

                (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                     ___________________________________________________________

                (4)  Proposed maximum aggregate value of transaction: __________

                (5)  Total fee paid:____________________________________________

                [ ]  Fee paid previously with preliminary materials.____________

                [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                     (1)   Amount Previously Paid:______________________________

                     (2)   Form, Schedule or Registration Statement No.:________

                     (3)   Filing Party:________________________________________

                     (4)   Date Filed:__________________________________________

                 INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held June 26, 1998



         Notice is hereby given that the Annual Meeting of Shareholders of Integrated Business Systems and Services, Inc. will be held in the Hunt Club Ballroom of the Ramada Plaza Hotel at 8105 Two Notch Road, Columbia, South Carolina on Friday, June 26, 1998, at 11:00 a.m. for the following purposes:

         (1)      To elect three members to the Board of Directors;

         (2) To ratify and approve the grant of certain stock options to members of management and principal shareholders of the Company, and to approve the amendment of stock options held by such persons;

         (3) To approve the delegation to the Board of Directors of a general authority to enter into certain private placement agreements for the sale of the Company's securities;

         (4) To ratify the appointment of Scott, Holloway & McElveen, LLP as the Company's independent auditors for the fiscal year ending December 31, 1998; and

         (5) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         Only shareholders whose names appeared of record on the books of the Company on May 19, 1998 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

         You are cordially invited and urged to attend the Annual Meeting in person, but if you are unable to do so, please date, sign and promptly return to the Company's stock transfer agent the enclosed proxy card in the enclosed, self-addressed, postage-paid envelope. If you attend the Annual Meeting and desire to revoke your proxy and vote in person, you may do so. In any event, a proxy may be revoked at any time before it is exercised.


                                     By Order of the Board of Directors,


                                     Harry P. Langley
                                     President, Chief Executive Officer
                                     and Chairman of the Board

Columbia, South Carolina
May 20, 1998

                 INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.
                            SUITE 128, 115 ATRIUM WAY
                         COLUMBIA, SOUTH CAROLINA 29223


                                 PROXY STATEMENT


GENERAL

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Integrated Business Systems and Services, Inc. (the "Company") to be used in voting at the Annual Meeting of Shareholders of the Company to be held in the Hunt Club Ballroom of the Ramada Plaza Hotel at 8105 Two Notch Road, Columbia, South Carolina on Friday, June 26, 1998, at 11:00 a.m., and at any adjournment thereof. The purposes of the Annual Meeting are (a) to elect three members to the Board of Directors for terms of one year, (b) to ratify and approve the grant of certain stock options to members of management and principal shareholders of the Company, and to approve the amendment of stock options held by such persons; (c) to approve the delegation to the Board of Directors of a general authority to enter into certain private placement agreements for the sale of the Company's securities;
(d) to ratify the appointment of Scott, Holloway & McElveen, LLP, as the Company's independent auditors for the fiscal year ending December 31, 1998, and
(e) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof. This Proxy Statement and the accompanying form of proxy are being mailed to shareholders commencing on or about May 22, 1998.

         Any shareholder who has signed the proxy referred to in this Proxy Statement may revoke it at any time before it is exercised at the Annual Meeting by (i) delivering to the Secretary of the Company a written notice, bearing a date later than the proxy, stating that the proxy is revoked, (ii) signing and so delivering a proxy relating to the same shares and bearing a later date prior to the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). Whether or not you plan to attend the Annual Meeting, you are urged to sign and return the enclosed proxy.

         The cost of preparing, assembling and mailing this Proxy Statement and the form of proxy will be borne by the Company. Directors, officers and employees of the Company may also solicit proxies personally or by mail, telephone or telegram. No compensation will be paid for such solicitations. In addition, the Company may request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward the Company's proxy solicitation materials to the beneficial owners of the Company's common stock (the "Common Stock") held of record by such entities, and the Company will reimburse their reasonable forwarding expenses.

VOTING SECURITIES OUTSTANDING

         The Board of Directors has fixed May 19, 1998 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or at any adjournments thereof. As of the Record Date, there were 8,195,063 issued and outstanding shares of the Common Stock held of record by approximately 19 shareholders. All of such shares are eligible to be voted on each matter currently scheduled to come before the Annual Meeting, and there are no other outstanding shares of capital stock of the Company eligible to be voted at the Annual Meeting. Cumulative voting for the election of directors is not available under the Company's Articles of

Incorporation. Consequently, each share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting.

QUORUM

         The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting or any adjournment thereof. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be considered shares present in person or by proxy and entitled to vote and, therefore, will be counted for purposes of determining whether there is a quorum at the Annual Meeting. (A broker non-vote occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker or nominee does not have the discretionary voting power and has not received voting instructions from the beneficial owner.) If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented. Directors, officers and regular employees of the Company may solicit proxies for the reconvened meeting in person or by mail, telephone or telegraph. At any such reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally scheduled.


                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         Three directors are to be elected at the Annual Meeting. The Company's Articles of Incorporation and Bylaws provide that the number of directors of the Company may not be less than three or more than eleven. Pursuant to the authority granted to it by the Company's Bylaws, the Board of Directors has set the size of the Board of Directors at three members. The Board of Directors has recommended each of the three existing members of the Board as the nominees for election to the Board of Directors at the Annual Meeting to serve until the next annual meeting of shareholders or until their respective successors shall have been elected and shall have been duly qualified. The following are the Company's nominees for election as directors at the Annual Meeting: Harry P. Langley, George E. Mendenhall and Stuart E. Massey. For additional information on each of these nominees, see the information set forth elsewhere in this Proxy Statement under the heading "Management Directors and Executive Officers."

         In accordance with the Bylaws of the Company, those three nominees receiving the greatest number of votes cast (although not necessarily a majority of the votes cast) at the Annual Meeting will be elected to the Board of Directors. Accordingly, directions to withhold authority, abstentions and broker non-votes will have no effect on the outcome of the vote. Cumulative voting in the election of directors is not permitted by the Company's Articles of Incorporation.

         The persons named in the accompanying proxy have been designated by the Board of Directors, and unless authority is specifically withheld, they intend to vote for the election of the three nominees listed above. A shareholder executing the enclosed proxy may vote for any or all of the nominees or may withhold such vote from any or all nominees. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with such shareholder's specifications. Although it is not contemplated that any of the nominees will become unable to serve prior to the Annual Meeting, the persons named on the enclosed proxy will have the authority to vote for the election of other persons in accordance with their best judgement.

         As of the date of this Proxy Statement, the Company is in discussions with certain parties in contemplation of a possible private placement by the Company of convertible notes and Common Stock purchase warrants with certain potential investors. The notes would be convertible at the option of the holders into shares of Common Stock. The closing of such private placement would be expected to take place, if at all, in early June 1998 and prior to the Annual Meeting. Included in the possible terms of such private placement is the right of the investors to nominate one person to the Board, with two additional nominees to be selected by mutual agreement between the Company and such investors. In the event a definitive private placement agreement incorporating this term is executed between the Company and such parties, and the proposed private placement is completed as contemplated, it is expected that shortly following the Annual Meeting, the Board of Directors would expand the size of the existing Board from three to six members and would fill the three vacancies created through such expansion by the appointment of individuals in accordance with the terms of the private placement relating to director nominees as described above.

         The Company's Articles of Incorporation and Bylaws provide that if, at any time, the Board of Directors is constituted of six or more directors, the Board must be divided into three classes as nearly equal in number as possible, with the terms of office for the classes staggered over a three-year period. Consequently, if the size of the Board is expanded as described in the preceding paragraph, the Board of Directors will consist of six directorships divided into three classes of two directors each. Notwithstanding the adoption of a staggered Board of Directors as described above, under applicable state law, the initial terms of the directors appointed by the Board of Directors to fill the three newly created vacancies on the Board would automatically expire at the 1999 annual meeting of shareholders, at which time the entire slate of director nominees would be nominated for election by the shareholders for staggered terms expiring at the annual meetings in each of the years 2000, 2001 and 2002.

         THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED AFOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.


                                  PROPOSAL TWO

              GRANTS AND AMENDMENTS OF STOCK OPTIONS OF AFFILIATES

         The Company's Common Stock is listed for trading on the Vancouver Stock Exchange (the "VSE"). Included among the policies of the VSE for any listed company is the requirement that (a) prior to the exercise of any incentive stock option (pursuant to a plan or otherwise) by any director or executive officer of such company or by any beneficial owner of ten percent or more of the outstanding voting securities of such company (individually an "Affiliate" and collectively "Affiliates") and (b) prior to the amendment of any incentive stock option agreement held by an Affiliate of the Company or which stock option agreement may otherwise have originally required shareholder approval, such company must obtain shareholder approval for such grant or amendment, as the case may be.

         Accordingly, in order to provide the Company's Board of Directors with flexibility regarding the granting and amending of incentive stock options to Affiliates of the Company, and to save the Company the cost of holding a special meeting or meetings of shareholders to obtain the requisite shareholder approval before any option granted to an Affiliate of the Company may be exercised in accordance with its terms, the shareholders of the Company, other than Affiliates of the Company (who, as of the Record Date, beneficially own a total of 3,788,400 shares of Common Stock), will be asked at the Annual Meeting to vote upon a proposal (a) to ratify and approve any grants of incentive stock options to Affiliates of the Company that have been or will be made prior to the Annual Meeting, and (b) to approve the delegation to the Board of Directors subsequent to the Annual Meeting of the power to grant incentive stock options to Affiliates of the Company and the power to amend existing and future incentive stock option agreements with Affiliates of the Company, at such price or prices and upon such terms as prescribed under the Company's stock option plan and as may be acceptable to the VSE.

         Approval by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to adopt the proposal described above. Accordingly, abstentions and broker non-votes will have the same effect as a vote against such proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL. THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THIS PROPOSAL.


                                 PROPOSAL THREE

                       FUTURE PRIVATE PLACEMENT FINANCINGS

         The Company from time to time investigates opportunities to obtain financing on advantageous terms to implement its strategies and achieve its objectives. In addition to the possible private placement described under Proposal One in this Proxy Statement, the Company may undertake one or more additional financings over the next year that may be structured as private placements.

         Under the policies of the VSE, shareholder approval may be required for a private placement to one investor, or to a group of investors who intend to vote their equity shares together, where the number of common shares in such private placement is equal to or greater than 20% of the number of common shares outstanding after giving effect to the issuance of the private placement shares, or in the case of convertible securities (such as convertible debt, special warrants or warrants), after including the common shares that may be issued on conversion. The VSE may also require shareholder approval if the private placement may result in, or is part of a transaction involving, a change in the effective control of a listed company or the creation of a control block (the "VSE 20% Rule").

         The application of the VSE 20% Rule may restrict the availability to the Company of funds that it may wish to raise in the future through a private placement of its securities. Accordingly, the Company is seeking advance approval from its shareholders at the Annual Meeting for any private placement that might fall within the VSE 20% Rule. Any private placement undertaken by the Company under the advance approval being sought at the Annual Meeting will still remain subject to the pricing and other policies of the VSE relating to private placements.

         In anticipation of the possibility that the Company might desire to carry out one or more private placements before the next Annual Meeting that would result in the Company issuing and/or making issuable shares of Common Stock that would be subject to the VSE 20% Rule (taking into account any shares that may be issued upon the exercise of any warrants, options or other rights granted in connection with such private placements), shareholders will be asked at the Annual Meeting to approve the granting to the Board of Directors of a general authority to enter into one or more private placement agreements, from the date of the Annual Meeting until the next annual meeting, that results in such number of shares of Common Stock being issued or issuable to one investor, or to a group of investors who intend to vote their equity shares together, that is equal to or greater than 20% of the number of outstanding shares of Common Stock after giving effect to the private placement, or that would result in, or is part of a transaction involving, a change in the effective control of the Company or the creation of a control block, on such terms as may be approved by the VSE.

         Approval by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to adopt the proposal described above. Accordingly, abstentions and broker non-votes will have the same effect as a vote against such proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL. THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THIS PROPOSAL.


                                  PROPOSAL FOUR

                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors has reappointed the firm of Scott, Holloway & McElveen, LLP, as independent auditors to make an examination of the accounts of the Company for the fiscal year ending December 31, 1998, subject to shareholder ratification. If the shareholders do not ratify this appointment, other certified public accountants will be considered by the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.
THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE RATIFICATION OF THE COMPANY'S INDEPENDENT AUDITORS.

         A representative of Scott, Holloway & McElveen, LLP is expected to be in attendance at the Annual Meeting and will have the opportunity to make a statement and be available to respond to appropriate questions.


                                 OTHER BUSINESS

         The Board of Directors of the Company knows of no other matter to come before the Annual Meeting. However, if any matter requiring a vote of the shareholders should arise, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgement.


                        PROPOSALS FOR 1999 ANNUAL MEETING

         Shareholder proposals intended to be presented at the 1999 Annual Meeting of Shareholders must be received by the Company by January 22, 1999 for possible inclusion in the proxy material relating to such meeting.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

         Set forth below is the age and certain biographical information with respect to each of the Company's directors and executive officers.

         HARRY P. LANGLEY, 41, has served as the President, Treasurer, Chief Executive Officer, Chief Financial Officer, Chairman of the Board and a director of the Company since the Company's incorporation in 1990. Mr. Langley attended Midlands Technical College in Columbia, South Carolina and received an Associates degree in Computer Sciences in 1987. Mr. Langley first began working in the area of computer software integration as an on-site project coordinator in South Carolina for Synergistic Business Infrastructures Corporation ("SBI"). SBI was a computer systems integrator based in Fort Wayne, Indiana that specialized, among other things, in the conceptualization, design and implementation of manufacturing shop floor systems, data collection systems and material tracking systems.

         GEORGE E. MENDENHALL, PH.D., 59, became an employee of the Company in February 1994, serving as the director of industrial consulting. In May 1995, Dr. Mendenhall became the Executive Vice President and a director of the Company and has also served as Vice President of Application Development since January 1998. Dr. Mendenhall's responsibilities include overseeing the day-to-day management of the FIS System business unit. Dr. Mendenhall received a Bachelor of Science degree in Economics from Manchester College in 1960 and a masters degree and a Ph.D. in Economics from Indiana University in 1968 and 1978, respectively. Dr. Mendenhall has conducted academic research and taught economics and other courses at Indiana University and Indiana Institute of Technology. In addition, he has published articles concerning research and evaluation techniques and has been quoted in such periodicals as Computer World and Industry Week. Before joining the Company, Dr. Mendenhall provided consulting services and computer systems to various large manufacturing companies on an independent basis and, from 1990 through February 1994, provided consulting services to the Company. From 1984 until 1989, Dr. Mendenhall was the President of SBI.

         STUART E. MASSEY, 38, has served as Vice President of Engineering and a director of the Company since April of 1991. Mr. Massey is also the Company's Secretary. His responsibilities include the day-to-day management and coordination of large projects, including the continuing maintenance of the Synapse software configuration tool. Mr. Massey received a Bachelor of Science degree in Electrical and Computer Engineering from the University of South Carolina in 1986. Before joining the Company, Mr. Massey managed the implementation of an inter-bank financial transaction switch for automated teller machine and point-of-sale systems and assisted in the design of financial transaction processing software products for Applied Communications, Inc., among other things. Mr. Massey's experience in the industrial automation industry includes the design of a variety of computer control systems, such as airport lighting, industrial machine tool control, inventory control and shop floor control systems.

         DONALD R. FUTCH, 47, has served as Vice President of Operations since joining the Company in January 1998. Mr. Futch is responsible for customer related projects, including project management, account management, programming, quality assurance, training and documentation. Mr. Futch received a masters degree in business administration with an emphasis in marketing research from the University of South Carolina in 1974. From October 1994 until he joined the Company, Mr. Futch served as Chief Information Officer for Telequest Corporation. Mr. Futch was awarded a patent for the creation of a telecommunications-based home banking system in August 1997. From May 1992 until joining Telequest

Corporation in October 1994, Mr. Futch served as Vice President of Association Membership Services, Inc. (d/b/a Electronic Merchant Services), where he served primarily as an electronic payments system integrator to the hotel industry. From January 1983 through April 1992, Mr. Futch was a Technical Consultant for AT&T.

         STEPHEN A. SACKO, 43, has served as Vice President of Sales of the Company since January 1998. He is responsible for all sales activity of the Company, including software, services and hardware. Prior to holding his current office, he had served since joining the Company in April 1997 as Senior Sales Executive responsible for the creation of an overall sales environment focusing on the Company's FIS System Version 2.0 software product. Prior to joining the Company, Mr. Sacko had served since January 1994 as the Manager of General Information Services ("GIS") for Policy Management Systems Corporation, a worldwide provider of software and related support services ("PMSC"). Prior to his service with the GIS business unit, Mr. Sacko had served since December 1991 as Assistant Vice President and Division Manager of the Total Policy Management Unit of PMSC. While with PMSC, Mr. Sacko was recognized on numerous occasions for his sales achievements and corporate contributions. Mr. Sacko has been a member of the ISSC Society of Super Software Sellers since 1988.

BOARD MEETINGS AND COMMITTEES

         During 1997, the Board of Directors of the Company met as a board or acted pursuant to unanimous written consent a total of seventeen times. No director attended fewer that 75 percent of the total of such Board meetings and the meetings of the committees upon which the director served.

         The Board of Directors has established a Stock Option Committee which currently consists of Messrs. Langley, Mendenhall and Massey. The functions of the Stock Option Committee include administering the Company's Stock Option Plan, making recommendations to the Board with respect to the participation in such plan by directors, officers and employees of, and consultants to, the Company and the extent of that participation, and undertaking such other matters as may from time to time be referred to the Stock Option Committee by the Board of Directors. This Committee met as a committee or acted pursuant to unanimous written consent a total of two times during 1997.

         The Board of Directors has not established a separate committee to perform the functions traditionally associated with a nominating committee. Such functions are currently performed by the Board of Directors acting as a whole. The Board of Directors will consider nominees recommended by the shareholders for election as directors at any annual meeting of the Company, provided the nomination is made in writing, properly identifies the shareholder making the nomination as a shareholder of record entitled to vote at such meeting, includes the consent of the nominee to serve, if elected, and the representation of the nominating shareholder to appear in person or by proxy to nominate the identified nominee, provides pertinent information concerning the nominee's background, experience and any arrangement or understanding between the nominating shareholder and the nominee pursuant to which the nomination is made, and is delivered to the Secretary of the Company no later than ninety days prior to the annual meeting, unless the Company notifies the shareholders otherwise.

                            MANAGEMENT COMPENSATION

EXECUTIVE COMPENSATION

         The following table is a summary of the compensation earned by each of the executive officers of the Company whose compensation for services rendered to the Company exceeded $100,000 in any of the three most recently completed fiscal years. Except as otherwise noted, all amounts reflected below are expressed in US dollars.


                           SUMMARY COMPENSATION TABLE

                                                                                LONG TERM
                                                             ANNUAL            COMPENSATION
                                                          COMPENSATION       ----------------
            NAME AND PRINCIPAL                            ------------       SECURITIES UNDER        ALL OTHER
                POSITION                       YEAR         SALARY(1)            OPTIONS          COMPENSATION (2)
-----------------------------------------------------------------------------------------------------------------------
Harry P. Langley                               1995        $  38,750               -0-                $ 37,443
    President, Treasurer, Chief Executive      1996          100,957               -0-                  12,558
    Officer, Chief Financial Officer and       1997           72,497            50,000(3)               17,703
    Chairman of the Board

George E. Mendenhall                           1995           41,875               -0-                  34,500
    Executive Vice-President                   1996          100,957               -0-                  12,558
                                               1997           72,497            50,000(3)               17,703


Stuart E. Massey                               1995           38,750               -0-                  37,443
    Vice President and Secretary               1996          100,957               -0-                  12,558
                                               1997           72,497            50,000(3)               17,703

(1) The Company entered into employment agreements with each of Messrs. Langley, Mendenhall and Massey dated on or about January 1, 1997. These employment agreements were amended as of September 1, 1997 to provide for a reduction of salary paid to each executive officer from $100,000 to $70,000. The Company's Board of Directors may review these salaries and, in light of the Company's performance as it relates to the Company's budget approved by the Board of Directors, consider an increase. For 1998, these salaries cannot exceed $100,000. In addition, Messrs. Mendenhall and Massey may receive bonuses at the discretion of the Company's President, and Mr. Langley may receive a bonus at the discretion of the Company's Board of Directors.

(2) These amounts represent funds withdrawn by the Company's principals as permitted by Subchapter S of the United States Internal Revenue Code ("Subchapter S"). The Company's shareholders had elected to have the income tax treatment provided by Subchapter S until April 18, 1997. Effective April 18, 1997, the Company's Subchapter S corporation status was terminated.

(3) Amount represents shares of Common Stock as to which the officer was granted options to purchase at an exercise price of $1.00 (Cdn.) per share. All of the options granted to Messrs. Langley, Mendenhall and Massey vested and became exercisable on April 7, 1998.

DIRECTOR COMPENSATION

         The directors of the Company who are executive officers of the Company are not separately compensated for serving as directors of the Company. All directors of the Company are reimbursed by the Company for all out-of-pocket expenses reasonably incurred by them in the discharge of their duties as directors, including out-of-pocket expenses incurred in attending meetings of the Board of Directors and its committees.

OPTION GRANTS

         The following table sets forth certain information with respect to Common Stock purchase options granted during the fiscal year ended December 31, 1997 to each of the officers named in the Summary Compensation Table above. The exercise price of each of the options reflected in the table below is $1.00(Cdn.). The exercise prices in the table are all expressed in US dollars using the exchange rate between the Canadian dollar and the US dollar of C$1.43 = US$1.00 on December 31, 1997.

                                                    OPTION GRANTS IN LAST FISCAL YEAR


                                                               INDIVIDUAL GRANTS
                                --------------------------------------------------------------------------------
                                NUMBER OF SECURITIES         PERCENT OF TOTAL
                                     UNDERLYING             OPTIONS GRANTED TO
                                      OPTIONS                  EMPLOYEES IN         EXERCISE         EXPIRATION
NAME                                  GRANTED                   FISCAL YEAR           PRICE             DATE
-----                           --------------------        ------------------      --------         ----------

Harry P. Langley                        50,000                    11.7 %             $ 0.70          10/7/02



George E. Mendenhall                    50,000                    11.7                 0.70          10/7/02



Stuart E. Massey                        50,000                    11.7                 0.70          10/7/02


FISCAL YEAR-END OPTION VALUES

        The following table sets forth certain information with respect to the unexercised Common Stock purchase options held at December 31, 1997 by each of the officers named in the Summary Compensation Table above. No options were exercised by any of such officers in 1997. The exercise price of each of the options reflected in the table below is $1.00(Cdn.). The value amounts in the table are all expressed in US dollars and have been calculated on the basis of the $1.05(Cdn.) per share closing price of the Common Stock on December 30, 1997 as reported on the Vancouver Stock Exchange using the exchange rate between the Canadian dollar and the US dollar of C$1.43 = US$1.00 on December 31, 1997. (No trades of Common Stock were reported on December 31, 1997.)

                        DECEMBER 31, 1997 OPTION VALUES

                                                                                        VALUE OF UNEXERCISED
                                                                                            IN-THE-MONEY
                                         NUMBER OF SECURITIES UNDERLYING                       OPTIONS
                                         UNEXERCISED OPTIONS AT 12/31/97                     AT 12/31/97
                                         -------------------------------          --------------------------------
 NAME                                     EXERCISABLE      UNEXERCISABLE          EXERCISABLE        UNEXERCISABLE
-------                                  ------------      -------------          -----------        -------------
Harry P. Langley                                 -0-           50,000                  -0-               $1,748

George E. Mendenhall                             -0-           50,000                  -0-                1,748

Stuart E. Massey                                 -0-           50,000                  -0-                1,748

EMPLOYMENT CONTRACTS

        Messrs. Langley, Mendenhall and Massey have each entered into a two-year employment contract with the Company effective on or about January 1, 1997, which was amended effective September 1, 1997. Under the terms of their employment contracts, Messrs. Langley, Mendenhall and Massey agree to act as the Company's President and Treasurer, Executive Vice President and Vice President, respectively, in exchange for annual compensation each of $70,000. If the contract is terminated by the Company without cause, the Company will be required to pay the affected executive officer an amount equal to the greater of
(1) the total salary and benefits due to the executive officer for the remainder of the term of the employment contract or (2) one year's total salary and benefits.

        Messrs. Futch and Sacko have each entered into a one-year employment contract with the Company effective on January 1, 1998. Under the terms of their employment contracts, Messrs. Futch and Sacko agree to act as the Company's Vice President of Operations and Vice President of Sales, respectively, in exchange for annual compensation of $75,000 and $55,000, respectively. In addition, the contract with Mr. Sacko provides for the payment of commissions in accordance with the commission schedule approved by the Board of Directors. Mr. Sacko's contract guarantees him a minimum of $100,000 in salary and commissions for the fiscal year ended December 31, 1998. The contract with Mr. Futch provides for a signing bonus in the form of the grant of a stock option under the Company's Option Plan for the purchase of 20,000 shares of Common Stock. Each of the contracts of Mr. Futch and Mr. Sacko also provide for the grants in each of 1998 and 1999 of stock options under the Company's Option Plan for the purchase of 25,000 shares of Common Stock. The exercise price on all of the options contemplated by the contracts of Messrs. Futch and Sacko is the fair market value of the Common Stock on the date of grant. One-half of the stock options vests six months from the date of grant with the balance vesting one year from the date of grant.

        Messrs. Mendenhall and Massey may receive a bonus at the discretion of the Company's President. Messrs. Langley, Futch and Sacko may receive a bonus at the discretion of the Company's Board of Directors. In addition to the foregoing, the Company has also agreed to provide each executive officer with life insurance, medical insurance, vacation leave, sick leave and other benefits, such as stock options, as may be approved by the Board of Directors. Each executive officer is also eligible to participate in the

Company's employee benefit plans, including any established retirement, profit sharing or deferred compensation plan.

        Each of the Company's employment contracts contains a non-competition clause restricting the employee's ability to compete with the business of the Company during the term of the contract and for a period of one to two years thereafter in those states where the Company had clients when the employment contract was terminated. Each contract also contains a provision limiting the disclosure of confidential or trade secret information of the Company.

        Each of the Company's employment contracts renews automatically for one-year terms unless the Company or the executive officer provides written notice of termination at least 90 days before the end of the current term.


         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information known to the Company regarding the beneficial ownership of the Common Stock as of May 19, 1998. Information is presented for (a) each shareholder known by the Company to own five percent or more of the Common Stock, (b) each director and executive officer of the Company, individually, and (c) all directors and executive officers of the Company, as a group. Except as otherwise specified in the notes to the following table, each of the shareholders named in the table has indicated to the Company that such shareholder has sole voting and investment power with respect to all shares of Common Stock beneficially owned by that shareholder.

                                                                           NUMBER OF SHARES          PERCENTAGE
NAME OF BENEFICIAL OWNER  (1)                                            BENEFICIALLY OWNED(2)        OWNERSHIP
-----------------------------------------                                ---------------------       ----------
Harry P. Langley..................................................           1,251,000 (3)(4)           15.2%
George E. Mendenhall..............................................           1,250,000 (3)              15.2
Stuart E. Massey..................................................           1,250,000 (3)              15.2
Donald R. Futch...................................................              22,500 (5)                *
Stephen A. Sacko..................................................              14,900 (5)                *
Wolverton Securities Ltd..........................................             451,800 (6)               5.3
All executive officers and directors as a group (5 persons).......           3,788,400                  45.2

----------
*        Less than 1.0 percent

(1) The address of Messrs. Langley, Mendenhall and Massey is Suite 128, 115 Atrium Way, Columbia, South Carolina 29223. Wolverton's address is 17th Floor, 777 Dunsmuir Street, Vancouver, British Columbia, V7Y1J5.
(2) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission (the "Commission"). Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed to be outstanding for computing the percentage beneficially owned by such holder but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. As of May 19, 1998, 8,195,063 shares of Common Stock of the Company were issued and outstanding.
(3)      Includes 50,000 shares issuable upon exercise of stock options.
(4)      Includes 1,000 shares held by a family member.
(5)      All shares are issuable upon exercise of stock options.
(6) Includes 286,000 shares issuable upon exercise of Common Stock purchase warrants.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers to file reports of holdings and transactions in the Company's securities with the Securities and Exchange Commission (the "SEC"). Prior to May 14, 1998, the Company's directors and executive officers were not subject to Section 16(a) of the 1934 Act. Consequently, these individuals were not required to, and did not, prepare and file with the SEC reports of holdings and transactions in the Company's securities during the Company's fiscal year ended December 31, 1997.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Other than their employment agreements with the Company (see "Management-Employment Contracts" above), no material transactions involving the directors, senior officers or principal holders of the Company's securities have occurred since the Company was incorporated except for several loans previously made to the Company by the Company's principals. As at March 31, 1997, the Company owed Messrs. Langley, Mendenhall and Massey and Mr. Langley's father an aggregate outstanding principal amount of $33,554 under various notes. The loan from Mr. Massey bore interest at the rate of 10% per annum; the loans from Mr. Langley and his father bore interest at the rate of 18% per annum to mirror the cost to them of the money loaned to the Company; and the loan from Dr. Mendenhall bore no interest. In 1997, the Company repaid these notes (and accrued interest thereon) in full.

         In July 1997, Messrs. Langley, Mendenhall and Massey loaned $30,000, $10,000 and $10,000, respectively, to the Company under demand notes bearing interest at the rate of 18% per annum, which interest rate mirrors the cost to Messrs. Langley, Mendenhall and Massey of the money loaned to the Company. Effective as of August 29, 1997, Messrs. Langley, Mendenhall and Massey agreed to convert outstanding amounts of $11,000, $9,000 and $9,000 under these notes into a further capital contribution to the Company. As of August 31, 1997, the only remaining note was a demand note to Mr. Langley in the principal amount of $18,000. This note was repaid by the Company using a portion of the proceeds from the Company's November 1997 initial public offering.

                                  ANNUAL REPORT

         ACCOMPANYING THIS PROXY STATEMENT IS THE COMPANY'S 1997 ANNUAL REPORT TO SHAREHOLDERS WHICH INCLUDES, AMONG OTHER THINGS, THE COMPANY'S 1997 AUDITED FINANCIAL STATEMENTS. PRIOR TO MAY 14, 1998, THE COMPANY WAS NOT SUBJECT TO THE PERIODIC REPORTING REQUIREMENTS OF THE 1934 ACT. CONSEQUENTLY, THE COMPANY WAS NOT REQUIRED TO, AND DID NOT, PREPARE AND FILE WITH THE SEC AN ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1997.


By Order of the Board of Directors,


Harry P. Langley
President, Chief Executive Officer
and Chairman of the Board


Columbia, South Carolina
May 20, 1998

                                                                       APPENDIX

         PLEASE MARK VOTES                                             REVOCABLE PROXY
  [X]    AS IN THIS EXAMPLE                              INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.


PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 26, 1998 AT THE RAMADA PLAZA HOTEL, 8105 TWO NOTCH ROAD, COLUMBIA, SOUTH CAROLINA AT 11:00 A.M. LOCAL TIME.

The undersigned hereby appoints Donald R. Futch and Stephen A. Sacko, or any of them acting in the absence of the other, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of the common stock of Integrated Business Systems and Services, Inc., a South Carolina corporation, held or owned by the undersigned or standing in the name of the undersigned at the 1998 Annual Meeting of Shareholders of the Company and any adjournment thereof, and the undersigned hereby instructs said attorneys to vote as follows:

Please be sure to sign and date this               Date
   Proxy in the box below.


     Shareholder sign above Co-holder (if any) sign above

                                                                    WITH-        FOR ALL
                                                         FOR        HOLD         EXCEPT
1. Election of Directors:                                [  ]       [  ]          [  ]

One-year terms:

Harry P. Langley
George E. Mendenhall
Stuart E. Massey

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED
BELOW.
--------------------------------------------------------------------------------

2.  Ratification and approval of the grant and           For        Against    Abstain
     amendment of stock options to Company               [  ]        [  ]       [  ]
     affiliates.

3.   Approval of delegation to Board of Directors        For        Against    Abstain
     of authority to enter into private placements.      [  ]        [  ]       [  ]

4.   Ratification of the appointment of Scott,           For        Against    Abstain
     Holloway & McElveen, LLP, as independent public     [  ]        [  ]       [  ]
     accountants for the Company for the fiscal year
     ending December 31, 1998.

5. In their discretion, upon any other business which may properly come before the meeting or any adjournment thereof.

    THIS PROXY WILL BE VOTED AS INSTRUCTED. IN THE ABSENCE OF SUCH INSTRUCTIONS, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED ABOVE, AND THE PROXIES HEREIN NAMED WILL VOTE ON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN ACCORDANCE WITH THEIR JUDGMENT.

TO BE REPRESENTED AT THE MEETING, THIS PROXY MUST BE RECEIVED AT THE OFFICE OF "PACIFIC CORPORATE TRUST COMPANY" BY MAIL OR FAX NO LATER THAN FORTY - EIGHT
(48) HOURS (EXCLUDING SATURDAYS, SUNDAYS AND HOLIDAYS) PRIOR TO THE TIME OF THE MEETING, OR ADJOURNMENT THEROF.

THE MAILING ADDRESS OF PACIFIC CORPORATE TRUST COMPANY IS SUITE 830, 625 HOWE STREET, VANCOUVER, BRITISH COLUMBIA, V6C 3B8 AND ITS FAX NUMBER IS (604) 689-8144.

                            PLEASE ACT PROMPTLY
                  SIGN, DATE & MAIL YOUR PROXY CARD TODAY